UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: March 28, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

                 Colorado              0-24768            84-1123311
     (State or other jurisdiction    (Commission        (IRS Employer
            of incorporation)        File Number)    Identification No.)

        7100 E. Belleview Avenue, Englewood, CO             80111
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing
              The signing of an agreement with Warburg Dillon Read LLC.


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Exhibits


Exhibit 99.1 Press release dated March 28, 2000, announcing the signing of an agreement with Warburg Dillon Read LLC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIX RESOURCES, INC.

Date: April 3, 2000                       By: /s/ David Kinsella
                                                  David Kinsella
                                                  Secretary and Controller